UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sorrento Therapeutics, Inc. (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2021 (the “Original Form 8-K), solely to amend Item 9.01 therein as provided herein.

At the time of filing of the Original Form 8-K disclosing the completion of the Company’s acquisition of ACEA Therapeutics, Inc., an exempted company incorporated with limited liability in the Cayman Islands (“ACEA”), the Company indicated that it would file the necessary financial information no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Upon further review of the requirements of Rule 3-05 of Regulation S-X promulgated by the SEC and Item 9.01 of Form 8-K, the Company has determined that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) with respect to the acquisition of ACEA are not required because the acquisition was not a “significant” transaction as defined in Regulation S-X. Accordingly, the Company hereby amends the Original Form 8-K to eliminate references to the subsequent filing of historical financial statements and pro forma financial information relating to the acquisition of ACEA.

Except as described above, all of the other information in the Original Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company has determined that the historical financial statements of ACEA are not required to be filed as the acquisition of ACEA was not a “significant” transaction as defined in Regulation S-X.

(b) Pro-Form Financial Information.

The Company has determined that the pro forma financial information of the Company are not required to be filed as the acquisition of ACEA was not a “significant” transaction as defined in Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: July 2, 2021	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer